2015 Full Year Results Presentation

March 28, 2016

Speakers:
Douglas McCrosson, President & Chief Executive Officer
Vincent Palazzolo, Chief Financial Officer



A Premier Supplier of Aircraft Structures and Systems

CPI AERO
NYSE MKT: CVU

Forward Looking Statements

This presentation contains forward-looking statements that involve risks and uncertainties. All statements, other than statements of historical fact, included in this presentation, including without limitation, statements regarding projections, future financing needs, and statements regarding future plans and objectives of the Company, are forward-looking statements. Words such as "believes," "expects," "anticipates," "intends," "plans," "estimates" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the current expectations of management and certain assumptions that are subject to risks and uncertainties. Accordingly, there can be no assurance that such risks and uncertainties will not affect the accuracy of the forward-looking statements contained herein or that our actual results will not differ materially from the results anticipated in such forward-looking statements. Such factors include, but are not limited to, the following: the cyclicality of the aerospace market, the level of U.S. defense spending, production rates for commercial and military aircraft programs, competitive pricing pressures, start-up costs for new programs, technology and product development risks and uncertainties, product performance, increasing consolidation of customers and suppliers in the aerospace industry and costs resulting from changes to and compliance with applicable regulatory requirements. The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosed in the Company's Securities and Exchange Commission filings, including its Annual Report on Form 10-K filed on March 28, 2016 available at http://www.sec.gov.

We caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date hereof and for which the Company assumes no obligation to update or revise the forward-looking statements herein.

CPI AERO

Recent Highlights



Douglas McCrosson

President & Chief Executive Officer

Recent Business Highlights

Up 57%

Record Q4'15 Revenue:
$31.6 Million
vs Q4'14 Revenue

Up 152%

Record FY15 Revenue:
$100.2 Million
vs FY14 Revenue

Large Backlog:
$387.3 Million
at 12/31/15

Funded backlog: $101.1 Million

Unfunded backlog: $286.2 Million

CPI AERO

Driven By Renewed Strength in Defense Business

Recent wins added approx. $225 million in backlog until 2022

E-2D Advanced Hawkeye/C-2A Greyhound

$86.1M



Announced
November 2014

Contract Period
2013 - 2021

F-16 Falcon

$53.5M



Announced
November 2014

Contract Period
2014 - 2022

T-38C Talon Trainer

$49M



Announced
February 2015

Contract Period
2015 - 2021

F-35A

$10.6M



Announced
July 2015

Contract Period
2015 - 2021

Japan E-2D Hawkeye

$25-30M



Announced
January 2016

Contract Period
2016 - 2019

CPI AERO

Record Backlog

Consolidated Backlog at 12/31/2015 – $387.3 Million

Funded 26% / Unfunded 76%

Unfunded backlog represents remaining potential value of long term agreements



$101.1M
$286.2M
Funded
Unfunded

Defense 71% / Commercial 29%



$276.9M
$110.4M
Defense
Commercial

CPI AERO

Financial Highlights



Vincent Palazzolo

Chief Financial Officer

Recent Financial Highlights

	For the 3M Ended December 31,		For the 12M Ended December 31,	
	2015	2014	2015	2014
Revenue	$31,590,790	$21,487,677	$100,202,557	$39,687,010
Cost of sales	28,035,959	17,016,373	83,600,854	69,411,709
Gross profit (loss)	3,554,831	4,471,304	16,601,703	-29,724,699
Selling, general and administrative expenses	1,667,951	1,800,878	7,636,148	7,308,220
Income (loss) from operations	1,886,680	2,670,426	8,965,555	-37,032,919
Net income (loss)	651,680	1,056,260	5,015,993	-25,209,275
Income (loss)per common share – basic	$0.07	$0.20	$0.59	($2.98)
Income (loss)per common share – diluted	$0.07	$0.20	$0.58	($2.98)

CPI AERO

Gross Margin

4Q 2015: 11.3%
vs
4Q 2014: 20.8%

12M 2015: 16.6%
vs
12M 2014: -74.9%

Reflects the impact of the A-10 program as we continued to record revenue on the A-10 with zero gross margin

Excluding the effect of the A-10 Program:

4Q 2015: 21.1%
vs
4Q 2014: 24.5%

12M 2015: 22.6%
vs
12M 2014: 22.3%

CPI AERO

Revenue Breakdown by Program

4Q15

Defense Programs: $20.3M

of which $20.0 million was from Tier 1 military subcontracts with OEMs and $0.3 million was from government prime contracts.


36%
64%
Defense
Commercial

Commercial Programs:

$11.3M mainly related to our Triumph, Embraer and Honda programs.

FY15

Defense Programs: $57.9M

of which $57.0 million was from Tier 1 military subcontracts with OEMs and $0.9 million was from government prime contracts.


42%
58%
Defense
Commercial

Commercial Programs:

$42.3M mainly related to our Triumph, Embraer and Honda programs.

CPI AERO

Balance Sheet Highlights

($ in Millions, except per share value)

As of December 31, 2015	
CEE (unbilled receivables)	$ 102.6
Total Debt	25.2
Credit Facility; available	35; 11.3
Shareholders' Equity	70.6
Book Value, per diluted share	8.22
Debt-to-Capital	0.36

March 28, 2016: Debt Refinancing

- $40M, 3-year senior debt facility
  - $10M term loan
  - $30M revolving line-of-credit
- Replaces previous $35.0M credit facility
- Expands availability by $5M

CPI AERO

2016 Financial Guidance

Revenue	• $97.5M – $103.5M
Pre-tax Income	• $9.8M - $10.5M
Effective Tax Rate	• Approximately 37%

CPI AERO

Revenue Guidance: by Market

Defense/Commercial split effected by recent military contract wins

2016 Revenue
$97.5M - $103.5M

Commercial	Defense
• Contracts on the two best selling business jets in the marketplace; • Ramping up production of HondaJet	• Strong growth driven by recent wins

2015


42%
58%

▪ Defense ▪ Commercial

2016E


36%
64%

▪ Defense ▪ Commercial

Revenue Guidance: by Subcontractor Role

2016 Revenue
$97.5M - $103.5M


17%
1%
2015
82%
17%
3%
2016E
80%
Prime
Tier 1
Tier 2

Prime

Growth in revenue due to recent wins on F-16 and T-38

CPI AERO

Revenue Guidance: by Category

Non-AeroStructures business expected to increase to 45% of total revenue

2016 Revenue
$97.5M - $103.5M


32%
2015
62%
6%
37%
2016E
55%
8%
AeroStructures
AeroSystems
Kitting & SCM

Kitting & SCM

Growth fueled by recent E-2D, F-16 and T-38 contracts.

2016 Financial Initiatives



Strengthen Balance Sheet
Continue Investment In Automation
Improve Debt Coverage Ratios
Further Reduce Overhead & SG&A Expenses

Lower inventory levels and reduce unbilled receivables (CEE)

Investments made in 2015 expected to favorably impact margins

Already lower than industry peers

G&A rate reduced by 50 basis points since 2014; Factory Overhead rate reduced by over 5,000 basis points since 2014

CPI AERO

Looking Ahead to 2016 – Backlog, Macro-Environment, Business Plans



Douglas McCrosson

President & Chief Executive Officer

CPI AERO

Long-Term Visibility - Contracts

Firm, Funded Contracts Provide Long-Term Revenue Visibility and Operating Leverage

'08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25

U.S. GOVERNMENT– F-16

U.S. GOVERNMENT – T-38C Talon Trainer

LOCKHEED – F-35A

NORTHROP GRUMMAN – for the E-2D & C-2A

NORTHROP GRUMMAN – Japan E-2D

EMBRAER – Phenom 300

TEXTRON - Cessna Citation X+

TRIUMPH GROUP - Gulfstream G650

BELL HELICOPTER – AH-1Z ZULU

HONDA - HondaJet

SIKORSKY – UH-60 Black Hawk

SIKORSKY – S-92

UTC AEROSPACE SYSTEMS –DB-110 ISR Pod

Potential to collectively generate revenue of $387.3M during their remaining periods of performance
(as of 12/31/15)

Defense; Commercial

CPI AERO

A-10 Program: Update

Recent development:

- January 2016 - USAF announces it is very likely to delay the retirement of the aircraft given ongoing operational needs
- February 2016 - fiscal 2017 President's Budget Request pushes out the retirement of the A-10 through 2022 in order to preserve the aircraft's capabilities during the Air Force's transition to the F-35

Our view:

- Delayed retirement may require U.S. Air Force to re-wing up to 120+ additional aircraft beyond the 173 currently being produced; clearer picture expected during the next six months

Likely scenarios:

1. U.S. Air Force exercises the last remaining option on the current Boeing contract
2. U.S. Air Force place orders on a new contract that the Air Force has publicly announced it intends to award this year
3. A combination of #1 and #2 above

CPI AERO

Bid Pipeline (3/14/16)

Defense opportunities are increasing


Commercial
24%
Defense
76%
Defense
Commercial

Continued Diversification Across Product Categories


MRO
6%
Aerostructure
s
27%
Kitting
22%
Aerosystems
45%
Kitting
MRO
Aerostructures
Aerosystems

Q&A Session

Contact us



Vincent Palazzolo, CFO
(631) 586-5200
www.cpiaero.com

Jody Burfening / Sanjay M. Hurry
LHA Inc.
(212) 838-3777
cpiaero@lhai.com



CPI AERO